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                                                                    EXHIBIT 10.1

                       SECOND LOAN MODIFICATION AGREEMENT

         THIS SECOND LOAN MODIFICATION AGREEMENT (this "Agreement") is entered into as of June 30, 2004, by and between DALEEN TECHNOLOGIES, INC. whose address is 902 Clint Moore Road, Suite 230, Boca Raton, Florida 33487 (the "Company") and each of the Subsidiaries who now or hereafter are parties to this Agreement (individually and collectively "Borrower") and Silicon Valley Bank ("Lender") whose address is 3003 Tasman Drive, Santa Clara, California 95054.

1. DESCRIPTION OF EXISTING OBLIGATIONS: Among other indebtedness which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, an Export-Import Bank Loan and Security Agreement, dated February 24, 2004 (as may be amended from time to time, the "Loan Agreement"). The Loan Agreement provides for, among other things, an Exim Committed Line in an amount not to exceed the Maximum Amount Available at any time (the "Exim Facility"). Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the "Obligations." All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and the Intellectual Property Security Agreement of even date therewith from Borrower in favor of Lender. Additionally, repayment of the Obligations is guaranteed by pursuant to the Exim Guarantee from the Export-Import Bank of the United States ("Exim") in favor of Lender. Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Obligations shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents". The Existing Loan Documents, as modified by this Agreement are hereinafter collectively called the "Loan Documents").

3. DESCRIPTION WAIVERS AND OTHER AGREEMENTS.


         (a) Borrower is in violation of Section 6.7(a) (the "Tangible Net Worth Covenant") for the months ending April 30 and May 31, 2004 (collectively, the "Defaults") and expects to be in violation of the Tangible Net Covenant for the month ending June 30, 2004 (the "Anticipated Default") and Borrower has requested that the Lender waive the Defaults and forbear from acting on the Anticipated Default until July 31, 2004.

         (b) Borrower agrees that on or before July 15, 2004, it will schedule an audit of Borrower's books and records and the Collateral.

         (c) Lender hereby agrees to waive the Defaults.

4. FORBEARANCE.

         (a) Lender agrees to forebear until July 31, 2004 (the "Forbearance Period") from exercising its rights and remedies under the Existing Loan Documents and under applicable law ("Default Rights"), notwithstanding the Anticipated Default.

         (b) By signing below, Borrower acknowledges that it is currently in default and as a result of the Defaults will be in default as result of the Anticipated Defaults and accordingly Lender is entitled to exercise the Default Remedies. Nothing in this Agreement in any way shall constitute Lender's waiver of the Anticipated Default. Borrower further agrees that the exercise of any Default Rights by Lender upon termination of the Forbearance Period shall not be affected by reason of this Agreement, and the Borrower shall not assert as a defense thereto the passage of time, estoppel, laches or any statute of limitations to the extent that the exercise of any Default Rights was precluded by this Agreement.

         (c) The Forbearance Period shall be immediately terminated, without notice, if (a) Borrower breaches any of the terms set forth in this Agreement,
(b) the occurrence of any default (other than the Defaults and the Anticipated Default) under the Existing Loan Documents, or (c) if any recital,


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representation or warranty made herein, in any document executed and delivered in connection herewith, or in any report, certificate, financial statement or other instrument or document previously, now or hereafter furnished by or on behalf of the Borrower in connection with this Agreement or any other document executed and delivered in connection with this Agreement, shall prove to have been false, incomplete or misleading in any material respect on the date as of which it was made (collectively, a "Default"), whereupon Lender, at its option, without any notice to Borrower, may immediately exercise any Default Remedies.

         (d) Upon termination of the Forbearance Period described above, without any notice to Borrower, Lender may exercise the Default Remedies. In addition, Lender's agreement to continue to forbear from enforcing its remedies under the Existing Loan Documents until the end of the Forbearance Period, notwithstanding Borrower's Anticipated Default under the Existing Loan Documents, (a) in no way shall be deemed an agreement by Lender to waive Borrower's compliance with all other terms of the Existing Loan Documents, as modified by this Agreement and
(b) shall not limit or impair Lender's right to demand strict performance of all other terms and covenants as of any date.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. PAYMENT OF LOAN FEE. In consideration of Lender's agreement to enter into this Agreement, Borrower shall pay to Lender upon the execution of this Agreement, a fee in the amount of One Thousand Five Hundred Dollars ($1,500) (the "Loan Fee"), plus all of Lender's out-of-pocket expenses, including reasonable legal fees, in connection with this Agreement.

7. NO DEFENSES OF BORROWER. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Obligations.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Obligations pursuant to this Agreement in no way shall obligate Lender to make any future modifications to the Obligations. Nothing in this Agreement shall constitute a satisfaction of the Obligations. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Agreement. The terms of this paragraph apply not only to this Agreement, but also to all subsequent loan modification agreements.

9. CONDITIONS. The effectiveness of Agreement is conditioned upon the Lender's receipt of such written consents and waivers from Exim as Lender deems necessary and advisable in connection with the transactions described in this Agreement.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]



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         This is executed as of the date first written above.

BORROWER:

Daleen Technologies, Inc.


By: /s/ DAWN R. LANDRY
------------------------------
Name: DAWN R. LANDRY
Title: VP & GENERAL COUNSEL


Daleen IAC , LLP


By: /s/ GORDON QUICK
------------------------------
Name: GORDON QUICK
Title: MANAGER

DSI, Inc.


By: /s/ DAWN R. LANDRY
------------------------------
Name: DAWN R. LANDRY
Title: VP & GENERAL COUNSEL

Daleen Solutions, Inc.


By: /s/ DAWN R. LANDRY
------------------------------
Name: DAWN R. LANDRY
Title: VP & GENERAL COUNSEL


LENDER:

SILICON VALLEY BANK


By: /s/ STEVEN J. DIPASQUALE
------------------------------
Name: STEVEN J. DIPASQUALE
Title: VICE PRESIDENT


The undersigned hereby consent to the modifications to the Indebtedness pursuant to this Second Loan Modification Agreement, hereby ratifies all the provisions of the Keep Well Agreement previously delivered to Lender and confirms that all provisions of that document are in full force and effect.

Daleen Holdings, Inc., a Delaware corporation


By: /s/ GORDON QUICK
------------------------------
Name: GORDON QUICK
Title: CEO & PRESIDENT



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